SUMMARY PROSPECTUS August 31, 2026

AB Corporate Income Shares

Ticker: ACISX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2026, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

PRO-0111-CISH-0826

INVESTMENT OBJECTIVE:

The investment objective of the Fund is to earn high current income.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(a)	0.00%

Other Expenses	0.00%

Total Annual Fund Operating Expenses(b)	0.00%

(a)

The Fund does not pay an advisory fee to AllianceBernstein L.P. (the “Adviser”) under the advisory agreement between AB Corporate Shares, on behalf of the Fund, and the Adviser (the “Advisory Agreement”). Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee-based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser. Such investors pay a wrap fee, advisory fee or other fee that covers advisory and administrative and other similar services, which fee is paid at the wrap fee program or fee-based account level. Participants in a wrap fee program or other similar fee-based investment program should review the program brochure or literature provided by the sponsor for a discussion of fees and expenses charged.

(b)

Under the Advisory Agreement, the Adviser is contractually responsible for and assumes the obligation for payment of the Fund’s expenses included as “Other Expenses” of the Fund, except certain extraordinary expenses, taxes, brokerage fees and commissions and the costs of borrowing money and other leveraging methods, including interest expenses. This obligation will continue in effect for so long as the Adviser serves as the investment adviser to the Fund pursuant to the Advisory Agreement.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	$0

After 3 Years	$0

After 5 Years	$0

After 10 Years	$0

*	The Examples do not include any fees paid at the wrap fee program or fee-based account level.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 189% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate bonds. The Fund may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Fund normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent by any nationally recognized statistical rating organization. The Fund will not invest in unrated corporate debt securities. The Fund has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Adviser will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers.

The Fund also may:

•	invest in convertible debt securities;

•	invest up to 10% of its assets in inflation-indexed securities;

•	invest up to 5% of its net assets in preferred stock;

•	purchase and sell interest rate futures contracts and options;

•	enter into swap transactions;

•	invest in zero-coupon securities and “payment-in-kind” debentures;

•	make secured loans of portfolio securities; and

•	invest in U.S. Dollar-denominated fixed-income securities issued by non-U.S. companies.

PRINCIPAL RISKS:

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other local, regional or global events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, changing interest rate levels, the imposition of new or additional tariffs, or global conflicts, any of which can affect large portions of the securities markets.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

•

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one year, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account charges associated with a separate account or wrap fee program or other investment program. If such charges were included, an investor’s return would be lower. The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

Through June 30, 2026, the year-to-date unannualized return for the Fund’s shares was 1.39%.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 11.74%, 2nd quarter, 2020; and Worst Quarter was down -7.79%, 2nd quarter, 2022.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Fund	8.41%	0.37%	3.72%
Return After Taxes on Distributions	6.17%	-1.46%	1.90%
Return After Taxes on Distributions and Sales of Fund Shares	4.94%	-0.51%	2.08%
Bloomberg U.S. Credit Bond Index (reflects no deduction for fees, expenses or taxes)	7.83%	-0.05%	3.15%

INVESTMENT ADVISER:

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Naveen Kumar	Since October 2025	Senior Vice President of the Adviser

Timothy Kurpis	Since 2023	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

You may purchase shares of the Fund at the relevant net asset value without a sales charge or other fee.

Shares of the Fund are available only to (i) investors with accounts established under a wrap fee program or other similar fee-based investment program sponsored and maintained by a registered investment adviser or broker-dealer and for which the Adviser is providing advisory and administrative and other similar services for compensation and (ii) institutional advisory clients of the Adviser.

There are no maximum or minimum investment requirements.

You may sell (redeem) your shares through your registered investment adviser or broker-dealer on any day the New York Stock Exchange is open.

TAX INFORMATION

The Fund may make capital gains distributions, which may be subject to U.S. federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes. The Fund may pay income dividends, which may be subject to U.S. federal income taxes and state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0111-CISH-0826

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